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                                                                    Exhibit 10.1

                                 FIRST AMENDMENT
                                     TO THE
               INTELLIGROUP, INC. 2004 EQUITY INCENTIVE AWARD PLAN


Intelligroup, Inc. (the "Company"), a corporation organized under the laws of the State of New Jersey, has previously adopted the Intelligroup, Inc. 2004 Equity Incentive Award Plan (the "Plan").

In order to amend the Plan in certain respects, this First Amendment to the Plan has been adopted by a resolution of the Compensation Committee of Board of Directors of the Company on September 24, 2004, effective as set forth below. This First Amendment to the Plan, together with the Plan, constitutes the entire Plan as amended to date.

1. Effective as of September 24, 2004, Section 3.1(a)(i) of the Plan is hereby amended by replacing the number "2,500,000" with the number "1,100,000".

                                 * * * * * * * *

Executed this 24th day of September, 2004.

                                             INTELLIGROUP, INC.



                                              By:     /s/ Christian Misvaer
                                                  ------------------------------
                                                             Officer